Exhibit 10(i)(K)

Qimonda AG
Confidential Materials Omitted and Filed Separately with the
Securities and Exchange Commission.
Confidential Portions denoted by [***].
(110 nm) License and
(90/70 nm) Technical Cooperation Agreement
between
Nanya Technology Corporation
and
Infineon Technologies AG
for
DRAM Process Technology

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Contents
Preamble
Part I Definitions
Part II 110 nm License
Part III 90/70 nm Technical Cooperation
Part IV General Conditions
LICENSE AND TECHNICAL COOPERATION AGREEMENT
This Agreement is made and entered into by and between Infineon Technologies AG, duly organized and existing under the laws of the Federal Republic of Germany, having its principal place of business at St.-Martin-Strasse 53, 81669 Munich, Germany (“Infineon”) and Nanya Technology Corporation, duly organized and existing under the laws of Taiwan (ROC), having its principal place of business at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Taoyuan, Taiwan, Republic of China (“Nanya”).
WHEREAS, each of Infineon and Nanya is currently engaged in the manufacture of DRAM products and in the development of fabrication processes therefor; and
WHEREAS, Infineon and Nanya desire to enter into a technical cooperation project to jointly develop advanced 90* nm and 70* nm DRAM processes with the objective to reduce development expenses and risks and to establish a common technology platform for manufacturing and marketing such products, by Infineon and Nanya participating in the technical cooperation project to develop such processes performed at the Infineon development site in Dresden and Munich; and
WHEREAS, in order to harmonize the available technology platform Nanya desires to take a license under Infineon’s 110 nm process technology and in return to develop and license to Infineon a product developed with such technology;
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, Infineon and Nanya agree as follows.

*	90 nm and 70 nm are denominations for technologies and not representing exact dimensions, but only approximate numbers. The terms 90 nm and 70 nm are used in this Agreement for convenience only.

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PART I
Definitions
Article 1
1.1	[This provision is superseded and replaced by Article 1 of the 3rd Amendment to this Agreement]

1.2	“Background Patents” shall mean Patents other than Foreground Patents.

1.3	“Background Technology” shall mean the Technology relating to Contract Process [***], which has been or will be developed by or for each Party independently of the Technical Cooperation Project, owned or controlled by such Party during the term of this Agreement and has been or will be contributed to the Technical Cooperation Project hereunder. Background Technology may be Infineon Background Technology or Nanya Background Technology, as the context requires.

1.4	“Commercial Sample” shall mean the commercial sample [***] manufactured using the Contract Process meeting the reliability criteria of mass production level to be mutually agreed hereunder for such Commercial Sample, which details are set forth in Exhibit 1.4 attached hereto.

1.5	“Contract Process” shall mean the 90 nm and 70 nm* DRAM process technology, having the detailed specifications to be determined in accordance with the target characteristics set forth in Exhibit 1.5 attached hereto.

1.6	[***] shall mean the [***] set forth in more detail in [***]

1.7	“Technical Cooperation Projects” shall mean all activities to be performed by the Parties hereto for the development of Contract Process, design of Contract Products and fabrication and testing of engineering samples and Commercial Sample hereunder. Any Technology that is not part of the Contract Process, Contract Products or Commercial Sample, e.g., but not limited to new cell and DRAM architectures, wafer scale assembly and lithography beyond 193 nm, shall not be deemed part of the Technical Cooperation Projects nor part of Services or Service Know How.

1.8	“Effective Date” shall mean the date of execution of this Agreement by both Parties.

1.9	“Final Know How Package” shall mean such portions of the Licensed 110 nm Technology as generally outlined in Exhibit 1.9 in recorded form.

1.10	“Foreground Patents” shall mean all Patents arising as a result of and directly in the course of the Technical Cooperation Project.

*	90 nm and 70 nm are denominations for technologies and not representing exact dimensions, but only approximate numbers. The terms 90 nm and 70 nm are used in this Agreement for convenience only.

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1.11	“Foreground Technology” shall mean the Technology which has been or will be developed solely by either Party or jointly by the Parties hereto arising as a result of and directly in the course of the Technical Cooperation Project.

1.12	(intentionally not used)

1.13	(intentionally not used)

1.14	“IFX DD” shall mean Infineon’s or its Subsidiaries’ development engineering facilities at Dresden.

1.15	“Improvements” shall mean all technical information on improvements and/or modifications relating to the Licensed 110 nm Technology, which Infineon develops during the term of this Agreement and which Infineon is entitled to disclose and license in accordance with the terms of this Agreement.

1.16	“Licensed 110 nm Technology” shall mean the 110 nm planar cell process technology, used at Infineon and described in more detail in Exhibit 1.16.

1.17	“Licensed Infineon Product(s)” shall mean the DRAM products, specified in more detail in Exhibit 1.17 A and Exhibit 1.17 B manufactured by Infineon utilizing the Licensed 110 nm Technology and licensed to Nanya under this Agreement.

1.18	“Licensed Nanya Product” shall mean the DRAM product, specified in more detail in Exhibit 2.4, to be developed by Nanya and licensed to Infineon under this Agreement.

1.19	“Nanya 120 nm Technology” shall mean the 120 nm planar cell process technology, used at Nanya and described in more detail in Exhibit 1.19.

1.20	“Patents” shall mean all classes and types of patents, utility models, design patents, and any application therefor, in all countries of the world, (i) which are issued, published or filed prior to the expiration or termination of this Agreement, (ii) which are owned or controlled by either Party hereto, or under which such Party has or may acquire the right to grant a license of the scope granted herein without incurring obligation or payment of compensation to any third party, except for payment of compensation to such Party’s employees or Subsidiaries, and (iii) which cover inventions relating to the manufacture and design of semiconductor products.

1.21	“Preliminary Know How Package” shall mean such portions of the Licensed 110 nm Technology as generally outlined in Exhibit 1.9 in recorded form (i.e. on paper or on other data carriers).

1.22	“Process Freeze” shall mean the fixation of production process parameters [***].

1.23	“Reference Site” shall mean the manufacturing site from which Infineon will transfer the Licensed 110 nm Technology to Nanya.

1.24	“Services” shall mean any services which are not performed within the Technical Cooperation Projects and which are required for the execution of the Technical Cooperation Projects and provided by external service providers (which may

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include the Parties themselves). Examples for such Services are set forth in Exhibit 1.24.

1.25	“Service Know How” shall mean methods, techniques and other intellectual properties, developed by a Party or on behalf of a Party or the Parties outside the performance of the Technical Cooperation Projects, and required to perform Services. Except for matters listed in Exhibit 1.24, and as far as the Parties are lawfully entitled to license or otherwise dispose of the Service Know How, Service Know How are considered to be part of Background Technology, Foreground Technology, Background Patents and Foreground Patents, in accordance with their respective definitions provided in this Agreement.

1.26	“Shipment Qualification” shall mean the qualification procedure as defined in Exhibit 1.26 that is used for releasing Licensed Infineon Products for sale or, respectively, for releasing Contract Products for sale.

1.27	“Subsidiary” shall mean a corporation, company or other entity in which a Party hereto, now or hereafter, directly or indirectly, owns or controls more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority, or, if there are no such outstanding shares or securities, more than fifty percent (50%) of ownership interest representing the right to make decisions for such entity; but only for so long as such ownership or control exists.

1.28	“Technology” shall mean all know-how, developments, ideas and technical information and intellectual property rights relating thereto, including, but not limited to, trade secrets, copyrights and maskwork rights, written or not, provided, however, that Patents are excluded from Technology for the purpose of this Agreement.

1.29	“Updated Know How Package” shall mean the Improvements as becoming available at Infineon during the term of this Agreement in recorded form.

1.30	“Wholly Owned Subsidiary” shall mean a corporation, company or other entity in which a Party hereto, now or hereafter, directly or indirectly, owns or controls [***] or more of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority, or, if there is no such outstanding shares or securities, [***] or more of ownership interest representing the right to make decisions for such entity; but only for so long as such ownership or control exists.

1.31	“Joint Venture Company” shall mean the entity to be established pursuant to an agreement between the Parties (“Joint Venture Agreement”) for the manufacture of DRAM products for the Parties.

[***]

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Exhibit 10(i)(I)
PART II
110nm TECHNOLOGY LICENSE
Article 2 — Supply of Know How Packages and Mask Sets
2.1	Infineon has already supplied Nanya with the documents during a meeting on July 4th and 5th, 2002, in Linkou, Taiwan. These documents are deemed to be a part of the Preliminary Know How Package.

2.2	Infineon shall transfer (i) the Preliminary Know How Package [***], and shall start transferring (ii) the Final Know How Package [***] of the first product of the 110nm generation at Infineon. Process Freeze is — according to Infineon’s estimate — scheduled for [***].

The Preliminary Know How Package for the Infineon Licensed Product as specified in Exhibit 1.17. B shall be transferred [***] of such product at Infineon. “EHS” shall mean first wafer starts of the product which at that time fulfills all functional and timing requirements, but has not yet passed any qualification tests. The time difference between EHS and Shipment Qualification is generally in the range of [***].

The Final Know How Package for such Infineon Licensed Product shall be transferred [***] for such product at Infineon.

2.3	During the period [***] of the Licensed Infineon Product at the Reference Site, Infineon shall inform Nanya on Infineon’s Improvements and — unless Nanya waives its right thereto — supply Nanya with one set of Infineon’s respective Updated Know How Package regarding Improvements. Supply of such Updated Know How Package shall be effected by Infineon not later than [***] after Infineon has introduced the relevant Updated Know How Package in its 110 nm fabrication process.

2.4	Nanya shall use its best efforts to implement the Licensed 110 nm Technology in its manufacturing line and to develop the Licensed Nanya Product which shall fullfil the specification as per Exhibit 2.4, all in accordance with the time schedule set forth in Exhibit 2.4. Furthermore, the Parties agree that Infineon should also have the option to receive finished goods as specified in Exhibit 1.18 from Nanya,

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in exchange for other finished goods to be delivered from Infineon to Nanya. The parties shall agree upon the terms of such swap deal in good faith and in due course.

2.5	All the Preliminary and Final Know How Packages to be transferred shall be in English and will be transferred by electronic means with encryption, to the extent permissible under the applicable law, or other due safeguard for the transmission with necessary assistance from Nanya.

2.6	Nanya will be responsible for maintaining a database compatible with the Reference Site at its site and for insuring the data security therein and for administering access rights to its employees.

2.7	Infineon shall sell to Nanya under normal business terms one mask set for the Licensed Infineon Products and provide Nanya with such set.

2.8	Unless expressly otherwise agreed, all costs and expenses occuring in the course of the transfer of the Licensed 110 nm Technology from Infineon to Nanya under this Agreement, shall be borne by Nanya (e.g. processed wafers, engineering resources, travel expenses).
Article 3 — Training of Nanya’s Personnel
3.1	In order to familiarize personnel of Nanya with the Licensed 110 nm Technology, Infineon shall provide for Nanya’s personnel up to [***] workshops, each for up to [***] persons, based on the contents of the Know How Packages. The workshop shall take place at IFX DD or in Munich. The workshops shall be held in the English language.

3.2	Nanya shall be responsible for and shall pay all such salaries, living allowances, insurance policies, travelling expenses including accommodation, and other remuneration and expenses to which its personnel, sent to Infineon’s facilities may be entitled.

3.3	Nanya’s personnel sent to Infineon shall have sufficient knowledge in the respective technical field in which they are to be trained. Such personnel shall also have sufficient working knowledge of the English language.

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3.4	Nanya’s personnel sent to Infineon’s facilities shall observe the security rules and regulations prevailing at Infineon’s facilities. Infineon shall inform Nanya’s personnel on such rules and regulations.

3.5	Reasonably in advance of the workshops, Nanya and Infineon shall agree in writing on the exact date, duration and the number and qualification of participants intended to be sent to attend such workshops. In setting forth the above, either Party shall use all reasonable efforts to comply with the interests of the other Party regarding availability of appropriately qualified personnel and the regular course of business and production.
Article 4 — Delegation of Infineon’s Personnel to Nanya
Upon request of Nanya, and provided sufficient personnel capacity is available at Infineon, Infineon is prepared to render assistance during the period [***] of the Licensed Infineon Product at the Reference Site on terms and conditions then to be agreed upon by the Parties. The remuneration of such assistance will be [***] per man-day plus reasonable traveling and accommodation costs.
Article 5 Licenses; Grant Back
5.1	Pursuant to the terms of this Agreement and subject to payment by Nanya of the compensation set forth in Article 15.2 below, as and when due, and effective from the date of disclosure pursuant to Article 2.2 and Art 2.3., Infineon hereby grants to Nanya, under the Licensed 110 nm Technology, Infineon’s Patents necessary for the Licensed 110 nm Technology and the Improvements supplied as per Section 2.3, the [***] of the [***] and any other [***] and to use [***]. Further, [***].

5.2	In addition to the rights and licenses granted in Article 5.1 above, Infineon hereby grants to Nanya for the term of this Agreement, [***] the Preliminary Know How Package, the Final Know How Package, the Updated Know How Package and parts thereof, for the [***].

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5.3	Grant Back License under Modifications

5.3.1	During the term of this Agreement, Nanya shall concurrently inform Infineon on any improvements and/or modifications relating to the Licensed 110 nm Technology [***], which are developed by Nanya and which Nanya is entitled to disclosing, licensing or sublicensing them to Infineon. Nanya shall forward to Infineon the pertaining written or otherwise recorded technical information in such form as generally outlined in [***], as soon as available at Nanya.

5.3.2	Nanya hereby grants to Infineon and its Subsidiaries a worldwide, non-transferable, non-exclusive and fully paid up right and license to use and to [***] under Infineon’s own DRAM product or process technology, Nanya’s aforementioned improvements and/or modifications and all of Nanya’s Patents pertaining thereto, [***].

5.4	Grant Back License under Licensed Nanya Product and Nanya 120 nm Technology

5.4.1	Nanya hereby grants to Infineon and its Subsidiaries a worldwide, non-transferable, non-exclusive and fully paid up right and license, including the right to sublicense to third parties, [***] of the [***]. Further, [***].

5.4.2	Nanya hereby grants to Infineon and its Subsidiaries a worldwide, non-transferable, non-exclusive and fully paid up right and license, including the right to sublicense to third parties, to use the Nanya 120nm Technology and Nanya’s Patents necessary for the Nanya 120nm Technology, [***].

5.4.3	Nanya shall provide to Infineon a documentation setting forth the Nanya 120nm Technology as per Exhibit 1.19. Further, Nanya shall provide reasonable assistance for a technology transfer of the Licensed Nanya Product and the Nanya 120 nm Technology to Infineon. Nanya shall perform up to [***] workshops, each for up to [***] persons. Dates and locations as well as details of the workshop program shall be agreed upon between the Parties.

5.4.4	During the term of this Agreement, Infineon shall concurrently inform Nanya on any improvements and/or modifications relating to the Nanya 120 nm Technology, if any, which are developed by Infineon and which Infineon is entitled to disclosing, licensing or sublicensing them to Nanya. Infineon shall

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forward to Nanya the pertaining written or otherwise recorded technical information as soon as available at Infineon.

5.4.5	[***] hereby grants to [***] a worldwide, non-transferable, non-exclusive and fully paid up right and license [***].
Article 6 — Warranty, Warranty Exclusions, Liability for Licensed 110 nm Technology
6.1	Nothing contained in this Agreement shall be construed as a warranty or representation that the possession or use of any Licensed 110 nm Technology, Improvements, Nanya 120 nm Technology or any improvements thereto, rights or licenses provided for under this Agreement and/or the manufacture, sale, lease, use or other disposition of any products, systems, processes, circuits, devices or software hereunder will be free from infringement of intellectual property rights of third parties, or that Nanya will successfully manufacture Licensed Infineon Products, or that Infineon will successfully manufacture Licensed Nanya Products.

6.1.1	In case that one of the Parties is subject to a claim of intellectual property rights infringement as a result of the use of the Technology received hereunder, the other Party will give assistance, as it considers reasonable in its sole discretion, in order to defend such claims.

6.2	ANY LIABILITY OF INFINEON WITH RESPECT TO INFRINGEMENT BY THE LICENSED 110 NM TECHNOLOGY AND LICENSED INFINEON PRODUCT, AND ANY LIABILITY OF NANYA WITH RESPECT TO INFRINGEMENT BY NANYA 120NM TECHNOLOGY OR LICENSED NANYA PRODUCT, OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, STATUTORY, EXPRESS OR IMPLIED, IS EXCLUDED; ALL WARRANTIES AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES ARE HEREBY DISCLAIMED.

6.2.1	As Licensor of the Licensed 110 nm Technology and Licensed Infineon Product, Infineon represents and warrants to Nanya that Infineon has the right to grant the

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license granted herein to Nanya and that entry into this Agreement and performance of the obligations herein will not contravene any rights or obligations of Infineon to any third party.

6.2.2	Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall be construed as:

6.2.2.1	a warranty or representation by Infineon to the validity and scope of any of the Patents related to the Licensed 110 nm Technology and Licensed Infineon Product, or

6.2.2.2	an obligation on Infineon or a warranty or representation by Infineon that it will continue to own any of the Patents related to the Licensed 110 nm Technology and Licensed Infineon Product, or

6.2.2.3	warranty or representation that anything made, used, sold or otherwise disposed of under any of the Patents related to the Licensed 110 nm Technology and Licensed Infineon Product is or will be free from infringement of Patents or other intellectual property rights of third parties; or

6.2.2.4	a requirement that Infineon shall file any patent application, secure any patent, or maintain any patent in force, or

6.2.2.5	an obligation on Infineon to bring or prosecute actions or suits against third parties for infringement, or

6.2.2.6	conferring a right to use in advertising, publicity, or otherwise any trademark, trade dress or trade name of Infineon, or

6.2.2.7	granting by implication, estoppel or otherwise, any rights under patents or patent applications of Infineon other than the Patents related to the Licensed 110 nm Technology and Licensed Infineon Product, regardless of whether such other patents or applications are dominant or subordinate thereto.

6.2.2.8	As Licensor of the Licensed 110 nm Technology and the Licensed Infineon Product, Infineon shall not be liable to Nanya for any consequential, special, incidental, indirect or punitive damages, including, but not limited to, lost profits or other commercial loss, with respect to Part II of this Agreement.

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6.2.2.9	Infineon makes no representations, extends no warranties of any kind, either express or implied, and assumes no responsibilities whatever with respect to the use, sale, or other disposition by Nanya or its vendees or other transferees of products incorporating or made by use of (i) inventions under the Licensed 110 nm Technology and Licensed Infineon Product under this Agreement or (ii) information, if any, furnished under this Agreement.

6.2.3	As Licensor of the Nanya 120 nm Technology and Licensed Nanya Product, Nanya represents and warrants to Infineon that Nanya has the right to grant the license granted herein to Infineon and that entry into this Agreement and performance of the obligations herein will not contravene any rights or obligations of Nanya to any third party.

6.2.4	Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall be construed as:

6.2.4.1	a warranty or representation by Nanya to the validity and scope of any of the patents related to the Nanya 120 nm Technology and Licensed Nanya Product, or

6.2.4.2	an obligation on Nanya or a warranty or representation by Nanya that it will continue to own any of the patents related to the Nanya 120 nm Technology and Licensed Nanya Product, or

6.2.4.3	warranty or representation that anything made, used, sold or otherwise disposed of under any of of the Patents related to the Nanya 120 nm Technology and Licensed Nanya Product is or will be free from infringement of patents or other intellectual property rights of third parties; or

6.2.4.4	a requirement that Nanya shall file any patent application, secure any patent, or maintain any patent in force, or

6.2.4.5	an obligation on Nanya to bring or prosecute actions or suits against third parties for infringement, or

6.2.4.6	conferring a right to use in advertising, publicity, or otherwise any trademark, trade dress or trade name of Nanya, or

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6.2.4.7	granting by implication, estoppel or otherwise, any rights under patents or patent applications of Nanya other than the Patents related to the Nanya 120 nm Technology and Licensed Nanya Product, regardless of whether such other patents or applications are dominant or subordinate thereto.

6.2.4.8	As Licensor of the Nanya 120 nm Technology and the Licensed Nanya Product, Nanya shall not be liable to Infineon for any consequential, special, incidental, indirect or punitive damages, including, but not limited to, lost profits or other commercial loss, with respect to Part II of this Agreement.

6.2.4.9	Nanya makes no representations, extends no warranties of any kind, either express or implied, and assumes no responsibilities whatever with respect to the use, sale, or other disposition by Infineon or its vendees or other transferees of products incorporating or made by use of (i) inventions under the Nanya 120 nm Technology and Licensed Nanya Product under this Agreement or (ii) information, if any, furnished under this Agreement.

6.3	Infineon makes no representation or warranty as to the condition or accuracy, sufficiency or suitability for Nanya’ use of the Licensed 110 nm Technology, Improvements, rights or licenses provided for under this Agreement, or for the quality of any Products made hereunder, nor does Infineon assume any responsibility or liability for any costs, losses or damages, whether indirect, consequential or incidental, which might arise out of Nanya’s possession or use thereof. Vice versa, Nanya makes no representation or warranty as to the condition or accuracy, sufficiency or suitability for Nanya 120nm Technology, rights or licenses provided for under this Agreement, or for the quality of any Products made hereunder, nor does Nanya assume any responsibility or liability for any costs, losses or damages, whether indirect, consequential or incidental, which might arise out of Infineon’s possession or use thereof.

6.4	With the exception of a breach of the confidentiality provisions hereunder, no Party shall be held liable by the other party for any indirect, incidental, consequential or special damages including loss of profit and/or loss of savings, regardless whether the claim is based on breach of contract, breach of warranty, tort or any other cause of action and no Party hereto shall be entitled to or shall

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seek to recover from the other indirect, incidental, consequential, or special damages.
Article 7. (intentionally not used)
PART III
Technical Cooperation to Develop 90/70 nm Fabrication Processes (Contract Process)
Article 8
8.1	Infineon and Nanya agree to cooperate in the design, development and qualification of Contract Process [***] and to jointly perform the following development work in accordance with the provisions of this Agreement:
(1)	Development of Contract Process;

(2)	[***] and

(3)	Fabrication and testing of Engineering Sample and/or Commercial Sample
8.2	The detailed specifications of Contract Process [***] to be developed hereunder shall be determined by mutual agreement of the Management Coordinators as specified in Article 9, provided that the initial target characteristics are as set forth in Exhibit 1.5 and such characteristics may be changed from time to time by the agreement of the Management Coordinators.

8.3	The objective of the Technical Cooperation Projects is to develop Contract Process and design Contract Products which can be manufactured in commercial quantities on 300mm wafers and in some cases can also be manufactured on 200mm wafers.

8.4	Infineon and Nanya shall conduct each of the Technical Cooperation Projects principally at IFX DD and Infineon Munich in accordance with the schedule set forth in Exhibit 8.4, provided that a part of the Technical Cooperation Projects may be conducted solely or jointly in another Infineon development facility or consigned to a third party, subject to prior written consent of the Management Coordinators.

8.5	Each Party shall contribute its Background Technology, as existing on [***] to the Technical Cooperation Projects within sixty (60) days from [***]. Each Party shall later on continue to contribute its Background Technology which, by the agreement of the Management Coordinators, shall be deemed reasonably necessary to perform the Technical Cooperation Projects.

8.6	Background Technology shall be deemed contributed to the Technical Cooperation Projects if it has been deliberately disclosed during the performance of the Technical Cooperation Projects and not been withdrawn by the disclosing Party

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within thirty (30) days of such disclosure. Such withdrawal shall be made through written declaration of the Project Manager of the Party owning such Background Technology to the other Party’s Project Manager.

8.7	Engineering samples and Commercial Sample necessary for the Technical Cooperation Projects shall be manufactured at IFX DD or Infineon Munich or, pursuant to the agreement of the Management Coordinators, at another development facility of Infineon.

8.8	Each of the Technical Cooperation Projects shall be deemed to be completed at the time when the Commercial Sample has achieved the criteria set forth in Exhibit 1.4.

8.9	The working language to be used during the Technical Cooperation Projects shall be English. All documentation to be provided to or generated during the course of the Technical Cooperation Projects, including, but not limited to, documentation on each Party’s Background Technology to be contributed to the Technical Cooperation Projects, Foreground Technology and Foreground Patents, shall also be made in the English language, with the exception of patent applications, which shall be done in the language required by the respective jurisdiction and with further exceptions to be mutually agreed by the Project Managers.

8.10	If the Project Managers identify a need for specific Services, then the Parties agree, to the extent known (after reasonable investigation) by their employees who are assigned to work in the Projects, to inform the Project Managers and to offer for use in the Projects their capabilities to provide such Services to the Projects together with the related terms and conditions associated with supplying such Services. Performance of Services may require the use of Service Know How. The Project Managers may select from the Services so offered, provided that, prior to any agreement to purchase Services, the Project Managers agree to such purchase, including any terms and conditions attached to such purchase. Prior to purchasing Services which require the use of Service Know How, any one of the Project Managers may reject such purchase if, in their opinion, a reasonable plan to enable a commercial or internal (to a Party) source to provide such Services cannot be agreed upon. Any agreement to purchase Services shall be documented by the Project Managers.

8.11	The Project Managers shall be jointly responsible for documenting the Background Technology and Foreground Technology for each Technical Cooperation Project. The requirements for such documentation shall be set forth in Exhibit 8.11.

8.12	[***] shall retain ownership of all [***] used for and/or acquired for the Technical Cooperation Projects and be responsible for the expenses [***] for the Technical Cooperation Projects will be supplied by [***]
Article 9 — Management
9.1	Infineon and Nanya shall designate their own Management Coordinator, Project Manager and Technical Coordinator, as set forth in Exhibit 9.1. Each Party may

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replace its own Management Coordinator, Project Manager and Technical Coordinator by giving thirty (30) days prior written notice to the other Party.

9.2	The Management Coordinators shall be responsible for the overall interests and performance of the Technical Cooperation Projects.

For the selection of additional equipment which is not currently installed at Infineon and which the Project Managers deem necessary for the performance of the Technical Cooperation Projects the following shall apply: prior to selecting such additional equipment, the Management Coordinators shall discuss in good faith toward the furtherance of the objective of the Technical Cooperation Projects and propose the selection, provided that the final determination of such additional equipment shall be the sole responsibility of Infineon.

The Management Coordinators shall jointly review the overall progress of the Technical Cooperation Projects on a regular basis, and shall be responsible for approving changes of the key milestones and schedule of the development works to be performed and of any payments due hereunder, which approval shall be effective upon a written agreement between such Management Coordinators. In the event that the Management Coordinators are not able to reach an agreement on any issue, that issue shall be elevated to the respective senior management of Infineon and Nanya in order for such senior management to discuss in good faith and reach agreement on that issue.

9.3	The Project Managers shall be responsible for the performance of the Technical Cooperation Projects and any adjustments in various development works to be performed in accordance with the agreement made between the Management Coordinators pursuant to Article 9.2 and other provisions expressly provided herein. In the event that the Project Managers are not able to reach an agreement on any issue, that issue shall be elevated to the Management Coordinators to discuss in good faith and reach agreement on that issue.

9.4	The Technical Coordinators shall supervise, monitor and keep records for exchanges and transfers of information, documents and other materials relating to Background Technology and Foreground Technology hereunder.

9.5	Further details on the tasks and responsibilities of the Management Coordinators, Project Managers and Technical Coordinators shall be set forth in Exhibit 9.1.
Article 10 — Assignees
10.1	Each Party shall have its own Assignees set forth in Exhibit 1.1 participate in the Technical Cooperation Projects. As the Technical Cooperation Projects evolve, the number and requirements of such Assignees may be changed by the agreement of the Management Coordinators. Each Party shall be responsible to fulfill the number and requirements of its own Assignees allocated to such Party.

10.2	Nanya shall send its Assignees provided for in Article 10.1 to IFX DD or Infineon Munich. The Nanya Assignees shall be [***] at Infineon or IFX DD or Infineon

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Munich for the purpose of performing the Technical Cooperation Projects under this Agreement. [***]. The terms and conditions for the [***] shall be set forth in Exhibit 10.2. For the avoidance of doubt, the Nanya Assignees [***] as specified in this Article 10.2 shall nevertheless be considered [***] for the purposes of this Agreement.

10.3	In the event that any Assignee of a Party working at IFX DD or Infineon Munich needs to be replaced, the Project Manager of such Party shall send thirty (30) days prior written notice to the other Party’s Project Manager of any such replacement who shall have professional experience comparable to such original Assignee. In order to fulfill the engineering tasks to be performed under the Technical Cooperation Projects, it is required that such replacement shall not materially interfere with the performance of the Technical Cooperation Projects. As a rule, the minimum assignment period for each Assignee shall be [***]. The Project Manager shall in good faith discuss any deviations from the minimum assignment period or any objections raised by the Project Manager of one Party against a substitute Assignee of the other Party, provided that no Project Manager shall unreasonably withhold its consent to the other Party’s substitute Assignees. In case the Project Managers cannot find a mutual acceptable solution, they will escalate the matter according to the procedure as set forth in Article 9.2.

10.4	Each Party shall bear all expenses involved in providing its own Assignees set forth in Article 10.2 and in having other employees participate in the performance of this Agreement. Nanya shall reimburse to Infineon the cost [***] of the Nanya Assignees. [***].

10.5	Each Party shall provide the Assignees of the other Party sent to such Party’s facility with office space, office furniture, office supplies and access to such Party’s facilities as considered necessary by the Project Managers for such Assignees to perform the Technical Cooperation Projects.

10.6	For avoidance of doubt, it is agreed that no Party shall have any right to have access to, and ensures that its Management Coordinator, Project Manager, Technical Coordinator, Assignees and other employees participating in the performance of this Agreement shall not have access to, any technical information or data of the other Party which are not specifically authorized under this Agreement, and that no right or license is granted to such Party with respect to such technical information or data. Each Party shall cause its Management Coordinator, Project Manager, Technical Coordinator, Assignees and other employees participating in the performance of this Agreement to comply with, and execute any document necessary to comply with, the confidentiality obligations as provided for in Article 17.

10.7	Failure by Nanya or Infineon to meet their obligation to provide the staffing requirements of the operational plan shall result in a compensation payment as hereinafter described. The Party causing the shortfall shall pay to the other Party a total compensation payment at the rate of [***] per person month or [***] per person week. Normal vacation and absences due to illness shall not be included in any vacancy calculations. Any such payment shall commence with the first full week in which the vacancy occurs and shall continue until the vacancy has been

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filled. No payment shall be due for shortfalls of less than 10% of the staffing requirements.

During the first quarter following Effective Date the staffing requirements shall be deemed fulfilled if in the first two month [***], in the third and fourth month [***] and in the fifth and sixth month [***] of the staffing requirements are fulfilled.

10.8	During the term of this Agreement and [***] thereafter, no Party shall solicit for employment purposes (other than for [***] the performance of the Technical Cooperation Projects) employees of the other Party who have, are, or will be performing work under this Agreement. No Party shall make any representation that might cause an employee to believe that an employment relationship exists between an employee of one Party and the other Party.
Article 11 — Technology Transfer to the Parties’ own Facilities
Each Party shall be solely responsible for the transfer and installation of the Background Technology and the Foreground Technology to its own facilities, and for the costs associated therefor.
Article 12 — Ownership; Licenses to Third Parties
12.1	The Background Technology contributed to the Technical Cooperation Projects by each Party shall remain the exclusive property of such Party.

[***]	Except as set forth in Section 12.3, all titles, interests in and rights to Foreground Technology shall be jointly owned by Infineon and Nanya. Each Party shall have the rights to use, modify, translate, and reproduce such Foreground Technology [***]

12.3	[***].

12.4	Each invention made solely by one or more employees of one Party during and directly in the performance of the Technical Cooperation Projects, and any Foreground Patents issuing thereon, shall be the property of the inventing Party, subject to the license hereby granted under Article 13.2 to the other Party. Infineon is free to license its solely owned Foreground Patents; [***].

Any invention made jointly by one or more employees of one Party with one or more employees of the other Party during and directly in the performance of the Technical Cooperation Projects, and title to all Foreground Patents issuing thereon, shall be jointly owned by the Parties. Infineon shall have the rights to develop, manufacture, use, lease, sell, offer to sell, import or otherwise dispose of any product and to grant licenses to any Subsidiary and third party under such jointly owned Foreground Patents, without consent of or payment of any consideration to Nanya. [***].

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12.5	Each Party has the right to file any patent application with respect to any inventions solely owned by such Party pursuant to the provisions of Article 12.4, and in such event shall promptly give notice thereof to the other Party.

12.6	Prior to filing any patent application with respect to any jointly owned inventions pursuant to the provisions of Article 12.4, the Parties shall discuss and agree on which of them is to file and prosecute such application and in which countries corresponding applications shall be filed and by whom. All expenses incurred in obtaining and maintaining such jointly owned Foreground Patents shall be equally shared by the Parties. With respect to any jointly owned invention, where one Party elects not to seek or maintain such protection thereon in any particular country or not to share equally the expenses thereof, the other Party shall have the right to seek or maintain such protection in said country at its own expenses and shall have full control over the prosecution and maintenance thereof.
Article 13 — Licenses to Each Other under Background Technology and solely owned Foreground Patents
13.1	Each Party hereby grants to the other Party a non-exclusive, worldwide, non-transferable, and paid-up and royalty-free (except as provided for in Article 15.2), perpetual (except as per Article 20.4 and 21.2) right and license [***] the Background Technology and Background Patents [***] Technical Cooperation Projects by such Party [***]. The rights and licenses granted under this Article 13.1 shall include (i) for Infineon the right to have developed or have manufactured such semiconductor products by any third party and to grant sublicenses to its Subsidiaries and third parties, in case of a license under Background Patents to third parties, however, only as a part of a know-how and patent license under the Foreground Technology, and (ii) for Nanya [***].

13.2	Each Party hereby grants to the other Party under such Party’s Foreground Patents a non-exclusive, worldwide, non-transferable and royalty-free, perpetual (except as per Article 20.4 and 21.2) right and license [***]. The rights and licenses granted under this Article 13.2 shall include (i) for Infineon the right to have developed or have manufactured such semiconductor products by any third party and to grant sublicenses to its Subsidiaries and third parties, in case of a license to third parties, however, only as a part of a know-how and patent license under the Foreground Technology, and (ii) for Nanya [***].

13.3	(intentionally not used).

13.4	(intentionally not used).

13.5	Have Made provisions for Nanya: Nanya shall be entitled to exercise its rights to have made products for Nanya [***]

[***]

[***]

[***]

[***]

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For the purpose of the above, “exercise of have made rights” shall mean disclosure of Foreground Technology (and Background Technology, if necessary), to a third party, whereby (i) the third party is entitled to use such Foreground Technology solely for the purpose of manufacturing products for the disclosing Party and supplying such products to the disclosing Party, and (ii) the disclosing Party sells such products made for it under its own brand or its customer’s brand, but not the manufacturing party’s brand.

The Parties shall inform each other within thirty (30) days following each exercise of have made rights, about the fact of such exercise and the wspm-volume of such have made rights.

13.6	Any restriction of the Parties under this Agreement on disclosing or licensing Foreground Technology to third parties shall terminate at the end of the confidentiality period as per Article 17.2.
Article 14 — Sharing of Income From Licensing Foreground Technology to Third Parties
14.1	The Parties agree that any Net Income (as determined in accordance with the definitions set forth in Exhibit 14.1) received by Infineon from third parties for licensing Foreground Technology during the term of the confidentiality period as per Article 17.2 shall be shared between Infineon and Nanya in the ratio 2/3 (Infineon) and 1/3 (Nanya). In case the Net Income received by Infineon from a third party is not in cash, [***].

Infineon shall inform Nanya within sixty (60) days following the conclusion of a license agreement for Foreground Technology with a third party and shall provide Nanya with a proposal on the evaluation of the Net Income, the share payable to Nanya and the due dates for such payment(s). The Parties shall — on executive level — agree on the Net Income based on the proposal made by Infineon. In case the Parties cannot agree on the Net Income, an independent appraiser (certified public accountant) shall be employed to render an evaluation opinion, which shall be binding on the Parties.

14.2	The Parties further agree that any income from licenses to Subsidiaries, except as set forth in Section 14.3, or wholly owned Subsidiaries shall not be deemed Net Income to be shared between the Parties.

14.3	Any Net Income for licenses under Foreground Technology to Joint Venture Company shall be shared equally between the Parties.
Article 15 — Compensation [Cost Sharing/License Fees]
15.1	The research and development costs [***] incurred during the Technical Cooperation Projects, which are estimated to be approximately [***] as of the Effective Date, as well as basic development costs, which are estimated to be [***] in total, shall be borne between the Parties hereto as follows: Nanya shall pay to

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Infineon one third of the [***] incurred for the Technical Cooperation Projects, in accordance with the schedule and manner as set forth in[***]Further, it is agreed between the Parties that the [***] during the term of this Agreement and shall be [***] for a [***] for a [***] For the avoidance of doubt, the depreciation costs associated with all [***] to be used for the Technical Cooperation Projects [***].

One third of the development cost [***] shall be paid by [***] to [***] An estimate of such amount is set forth in [***]. The exact amount of such cost will be submitted by [***] to [***].

15.2	In consideration for the rights and licenses granted to Nanya by Infineon hereunder with respect to the Licensed 110 nm Technology and the Background Technology existing up to Effective Date, Nanya shall pay to Infineon [***].
(1)	[***] not later than [***] of the month following the month of the [***]

(2)	[***] not later than [***] and

(3)	[***] not later than [***]

(4)	[***] following the delivery of the [***] specified in [***]

(5)	[***] following (i) the delivery of the [***] specified in [***] and (ii) notification [***]
15.3	All payments by Nanya provided for in this Article 15 shall be made in U.S. dollar by telegraphic transfer to the following account or any other account designated by Nanya to Infineon in writing:

INFINEON AG, Munich

BANK of America N.A. London

Account No.: 31481013

SWIFT-Code: BOFAGB22

15.4	All payments provided for in Article 15.1 and 15.2 shall constitute the net amount to be paid to Infineon and shall be made without deduction of taxes.

In case Nanya is, due to applicable tax laws of R.O.C., obligated to withhold certain parts of the payments due hereunder and to pay withholding tax on behalf of Infineon or Infineon is obligated to pay such withholding tax in R.O.C., the amounts payable to Infineon shall be increased accordingly to ensure that the net amounts receivable by Infineon are the amounts set forth in this Agreement.
Article 16 — Warranties and Representations
16.1	Nothing contained in this Agreement shall be construed as:

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(1)	a warranty or representation by each Party as to the validity, enforceability or scope of any Patent or Technology;

(2)	an agreement to bring or prosecute actions or suits against any third party for infringement of intellectual property rights or any other right, or conferring upon the other Party or any of its Subsidiaries any right to bring or prosecute actions or suits against any third party for infringement of intellectual property rights or any other right;

(3)	conferring upon the other Party or any of its Subsidiaries any right to use in advertising, publicity or otherwise any trademark, trade name or names, or any contraction, abbreviation or simulations thereof, of each Party;

(4)	conferring upon the other Party or any of its Subsidiaries by implication, estoppel or otherwise, any license or other right except the licenses and rights expressly granted hereunder; or

(5)	an obligation to provide any technical information or know-how except as otherwise specifically provided herein.
16.2	Each party represents that the disclosure of its Background Technology and the granting by such Party of the rights and licenses to the other Party hereunder shall not violate or be contrary to any agreement to which such Party is or will be a party.

16.3	No Party hereto shall make any warranty, expressed or implied, that any product made by the other Party using Background Technology or any technical information transferred to the other Party hereunder shall be free from infringement of patents or any other intellectual property rights of any third party.

16.4	No Party hereto shall make any warranty, express or implied, including implied warranties of merchantability and fitness for a particular purpose with respect to any product made by the other Party using Background Technology by such Party or any technical information disclosed by such Party to the other Party hereunder. Each Party shall assume and be solely responsible for any and all liability, loss, expense or damage to property or personal injuries arising out of, or resulting from, any use of Background Technology or other technical information, training or consultation services, technical assistance, license or right provided by the other Party hereunder or any product manufactured by such Party.

16.5	In no event shall any Party be liable to the other Party for any special, consequential, indirect, incidental or punitive damages, including, but not limited to, lost profits or other commercial loss, arising in any way out of this Agreement.
PART IV
GENERAL CONDITIONS
Article 17 — Confidentiality

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17.1	For the purpose of this Agreement, “Confidential Information” shall mean any information including but not limited to Background Technology, disclosed by one Party to the other Party hereunder or any technical information relating to the Licensed 110 nm Technology, Nanya 120 nm Technology or Foreground Technology, in written, recorded, graphical, machine readable or other tangible form which is marked as “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature. Confidential Information may also include any information disclosed orally or in other intangible form, provided that such information is designated in a manner to indicate its confidential nature at the time of disclosure and reduced to writing with the disclosure time, date, place and name of employee whom the information has been disclosed to within thirty (30) days after its initial disclosure.

17.2	For a period of [***] from the date of receipt of the Confidential Information from the disclosing Party hereunder or creation of the Confidential Information hereunder, but not exceeding [***] following Shipment Qualification of Contract Products, the receiving Party agrees to keep the Confidential Information in confidence, treat it with the same degree of care to avoid unauthorized disclosure to any third party with respect to it’s own confidential information of like importance but with no less than reasonable care, limit access to such Confidential Information only to such employees of the Parties who have a need to know, and not to disclose, and cause its employees not to disclose, such Confidential Information to any third party.

17.3	Each Party shall not disclose the terms and conditions of this Agreement to any third party without prior written consent of the other Party.

17.4	Notwithstanding the provisions of Article 17.2, the confidentiality obligation hereunder shall not apply to any information which:
(1)	is publicly known when received from the disclosing Party, or thereafter becomes publicly known through no fault of the receiving Party;

(2)	is already rightfully in the receiving Party’s possession when received from the disclosing Party;

(3)	is independently developed by the receiving Party without any use of Confidential Information disclosed by the disclosing Party;

(4)	is rightfully received from a third party without a nondisclosure obligation; or

(5)	is disclosed after obtaining the prior written consent of the disclosing Party.
17.5	Notwithstanding the provisions of Articles 17.2 and 17.3, the confidentiality obligation hereunder shall not apply to any disclosure which is in response to a valid order of a court of competent jurisdiction or other governmental or legislative body, provided that the receiving Party shall give the disclosing Party prompt notice of such request and make a good faith effort to obtain a protective order requiring that the information so disclosed be used only for the purposes for which the order is issued.

17.6	Notwithstanding the provisions of Articles 17.2 and 17.3 the confidentiality obligation shall not apply to any disclosure of any information which the respective Party is expressly entitled under this Agreement to license to third parties, Subsidiaries or Wholly Owned Subsidiaries, provided however, that any disclosure to such third party, Subsidiaries or Wholly Owned Subsidiaries, in accordance with

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the terms of this Agreement, shall be made subject to confidentiality obligations substantially the same as are applicable under this Article 17.
Article 18 — Security/Safety
18.1	Each Party shall ensure that its employees comply with, and cause its employees to execute any necessary document to comply with, the personnel, security and safety practices of the other Party while such employees are on such other Party’s premises.

18.2	Each Party shall be solely responsible for, and indemnify and hold harmless the other Party from, any liability, loss and expense, including those based on claims from a third party, arising out of bodily injury and property damages caused by the acts of its own employees.
Article 19 — Governmental Approval, Export Control
19.1	Any performance under Part II of this Agreement (license under Licensed 110 nm Technology) or Part III of this Agreement (development of 70/90 nm) in particular any transfer of Technology from Infineon to Nanya is subject to receipt of all governmental approvals necessary for the performance (“Government Approvals”).

Either Party shall without undue delay and in writing inform the other Party of the receipt of any such approval issued by the competent authorities in such first Party’s country, or, if it turns out that no approval is necessary, on such fact.

The Governmental Approvals necessary to be issued by authorities in Germany as a precondition for the performance of this Agreement, are export licenses for the transfer of technology of the relevant export control authorities. Infineon will apply for such export licenses immediately after signature of this Agreement and after receipt of any required so called “End user Certificates” signed by Nanya. In case the period between Effective Date of this Agreement and receipt of all necessary Governmental Approvals exceeds twelve (12) months, the Agreement shall be regarded as null and void, if a Party requests so after elapse of said twelve (12) months period.
Article 20 — Term and Early Termination
20.1	This Agreement shall commence on the Effective Date and, unless terminated earlier in accordance with provisions of this Agreement, continue to be in full

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force and effect until the date of completion of the last Technical Cooperation Project [***] or until such other date to be mutually agreed upon between the Parties hereto. [The second sentence of this provision has been superseded and replaced by Article 1 of the 5th Amendment to this Agreement.]

20.2	Each Party hereto shall have the right to terminate this Agreement forthwith in the following events, by giving a written notice to the other Party at any time on or after:
(1)	the failure to correct or cure any material breach by such other Party of any covenant or obligation under this Agreement within thirty (30) days after receipt by such other Party of a written notice from the first-mentioned Party specifying such breach;

(2)	the filing by such other Party of a petition in bankruptcy or insolvency, or the filing by any third Party of a petition in bankruptcy or insolvency against the other Party, unless such filing is set aside, dismissed or withdrawn or ceased to be in effect within thirty (30) days from the date of such filing, or the filing by such other Party of any legal action or document seeking reorganization, readjustment or arrangement of such other Party’s business under any law relating to bankruptcy or insolvency, or the appointment of a receiver or bankruptcy trustee for all or substantially all of the property of such other Party, or the making by such other Party of any assignment for the benefit of creditors, or the institution of any proceedings for the liquidation or winding up of such other Party’s business or for the termination of its corporate charter;

(3)	the sale, assignment or other transfers of all or substantially all of the assets or the semiconductor business of such other Party to a third party, except as provided in Article 24.8;

(4)	the acquisition (whether by stock purchase, merger, acquisition of assets, issuance of voting stock or other similar interests, or otherwise) by a third party of ownership or control of more than fifty percent (50%) of the voting stock or other similar interests of such other Party, or a majority of the assets or business of such other Party, or other material changes in controlling ownership of such other Party;

(5)	such other Party’s consolidating or merging with or into (or entering into any other transaction or series of transactions with) a third party, where such other Party is not, or has no controlling ownership of, the surviving entity of such transaction or series of transactions, except as provided in Article 24.8;
20.3	In case the Joint Venture Agreement is terminated for cause,due to the breach of the Joint Venture Agreement by a Party, the Party being not in breach of the Joint Venture Agreement shall have the right to terminate this Agreement by giving a written notice to the other Party at any time after termination of the Joint Venture Agreement.

20.4	[***].

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Article 21 — Effect of Termination
21.1	Upon expiration of this Agreement pursuant to Article 20.1, all rights and licenses obtained or granted under Articles 5, 12 and 13 shall survive such expiration.

21.2	Upon termination of this Agreement by one Party hereto (the “terminating Party”) pursuant to Article 20.2 or 20.3 or by Infineon pursuant to Article 20.4, all rights and licenses granted hereunder to the other Party on which the termination takes effect (the “terminated Party”) and the sublicenses granted to the terminated Party’s Subsidiaries shall immediately terminate and such terminated Party shall destroy or, at the terminating Party’s request, return to such terminating Party all technical information received from the terminating Party in tangible form, provided that any license or sublicense already granted to any third party by such terminated Party up to the time of such termination shall not be affected by such termination. All rights and licenses granted hereunder to the terminating Party and the sublicenses granted to such terminating Party’s Subsidiaries or third parties shall not be affected by such termination. Further, any right of the terminated party to exercise have made rights under this Agreement shall terminate, provided however that any agreements on have made rights concluded prior to receipt of the notice of termination of this Agreement shall not be affected. Ownership under Background Technology, Background Patents, Foreground Technology or Foreground Patents shall not be affected by termination of this Agreement.

21.3	Notwithstanding the foregoing provisions of this Article 21, the provisions of [***] shall survive any expiration or termination of this Agreement.
Article 22 — Notice
All notices required or permitted to be given hereunder shall be in writing and shall be delivered personally, or by registered, express or certified mail, return receipt requested, postage prepaid, by nationally recognized private express courier, or by facsimile, and shall be effective when received. All such notices shall be addressed to the following or to such address as each Party may designate in writing:
If to Infineon:
Infineon Technologies AG
P.O. Box 80 09 49
St.-Martin-Str. 53
81609 Munich
Germany
Attention: Legal Department
Copy to:   Memory Products Division

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If to Nanya:
Nanya Technologies Corporation
Hwa-Ya Technology Park 669, Fuhsing 3 Rd.Kueishan, Taoyuan
Taiwan, R.O.C.
Attention: Legal Department
Copy to: President’s Office
Article 23 — [***] Future Cooperation
Infineon and Nanya will undertake best efforts to define for each of the 90 nm and 70 nm generations [***] to be developed by each Party [***].
Infineon and Nanya agree to further explore future development cooperation possibilities [***]. Further details shall be agreed upon in a separate development contract.
[***]
The Parties are not obliged to enter into any product development cooperation project with each other.
Article 24 — Miscellaneous
24.1	This Agreement and the performance of the Parties hereunder shall be construed in accordance with and governed by the substantive laws of Germany, without regard to its conflict of laws principle. The application of the United Nations Convention on Contracts for the International Sale of Goods of April 11,1980 shall be excluded.

24.2	The Parties hereto shall use their best efforts to amicably resolve any disputes, controversies or differences which may arise between the Parties in connection with the interpretation or performance of this Agreement. If any such disputes, controversies or differences cannot be resolved between the Parties hereto, they shall be finally settled by arbitration in Hong Kong in accordance with the rules of the International Chamber of Commerce, Paris (“Rules”). The arbitration shall be conducted by three (3) arbitrators selected in accordance with the Rules Arbitration proceedings shall be conducted in the English language. The procedural law of the place of arbitration shall apply where the Rules are silent. The decision of the arbitration proceedings shall be final and binding upon the Parties. Judgment on any arbitration decision may be entered in any court of competent jurisdiction. The

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Parties are aware that the Republic of China is not a signatory to the 1958 Convention on the Recognition and Enforcement of Foreign Arbitral Awards and therefore wish to state that each of Nanya and Infineon hereby unconditionally and irrevocably consent to the compulsory execution of any arbitration award rendered against them by any court having jurisdiction over them.

24.3	In the event that one Party will, after the Effective Date, make announcement regarding this transaction and their business relationship, such announcement shall be in a mutually agreeable form and at a mutually agreeable time, provided that any information to be disclosed and/or announced by such Party hereto shall be identified through consultation with the other Party and be agreed upon between the Parties before the disclosure and announcement.

24.4	No Party hereto shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct product thereof to any destination prohibited or restricted by the export control regulations of Germany and the United States, including the U.S. Export Administration Regulations, without the prior authorization from the appropriate governmental authorities.

24.5	No Party hereto shall be liable to the other Party or deemed to be in breach of any obligation hereunder for the time and to the extent its performance is prevented or delayed by causes such as war, riots, acts of God, hostilities, explosions or other similar or different contingencies beyond the reasonable control of the respective Party, except for the obligations to make payment hereunder, provided that the Party exercises due diligence and promptly notify the other Party of conditions which will result in delay or in breach, and performance shall take place as soon thereafter as is reasonably feasible.

24.6	This Agreement sets forth the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes all previous negotiations, agreements and writings in respect thereto, and shall not be extended, supplemented or modified in any manner, except by an instrument in writing duly executed by authorized officers or representatives of the Parties hereto.

24.7	In the event that any provision of this Agreement becomes or is declared by a court or other governmental body of competent jurisdiction to be illegal, unenforceable or void or the competent anti-trust authorities find a provision to be invalid or request modifications, this Agreement shall continue in full force and effect without the said provision. The Parties undertake to replace the invalid provision or parts thereof by a new provision which will approximate as closely as possible the economic result intended by the Parties.

24.8	No Party hereto shall, voluntarily or by operation of law, in whole or in part, assign this Agreement or any of its rights or obligations hereunder to any third party, without prior written consent from the other Party. Infineon, however, may assign this Agreement to a third party, without such consent, upon prior written notice to Nanya, but only as a part or a transfer of all or substantially all of its memory or DRAM business whether by sale, merger or consolidation.

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IN WITNESS THEREOF, the Parties have executed this Agreement by their duly authorized representatives.

INFINEON TECHNOLOGIES AG		NANYA TECHNOLOGY CORPORATION

/s/ ppa Harald Eggers		/s/ Jieh Lien

Date:	November 13, 2002	Date:	November 13, 2002

/s/ ppa M. Majerus

Date:	November 13, 2002

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First Amendment to
License and Technical Cooperation Agreement dated 13 November 2002
This Agreement is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St.-Martin-Strasse 53,
D-81669 Munich, Germany (hereinafter “IFX”),
(collectively the “Parties”).
The Parties entered into a License and Technical Cooperation Agreement (hereinafter “TCA”).
The Parties agree to add the following to Article 2.3 of the TCA :
In consideration of the future joint production of the Licensed Infineon Products at the Joint Venture Company further information exchange beyond the termination point defined above will be performed.
The additional information exchange (details see below) will be performed until (i) [***] or
(ii) the Joint Venture Agreement is terminated, whichever is earlier.
Each Party will inform the other Party [***] based on their learning at their respective reference site (e.g. [***]). The bidirectional information exchange shall be performed with reasonable efforts by each Party assuming a balanced contribution by both Parties. The detailed content of the exchanged information shall be defined under mutual agreement by the Project Managers (see appendix A [***]; appendix B [***]).

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This Amendment shall become effective as of the date of signature by both Parties. Unless explicitly amended hereunder, all provisions of the TCA shall be unaffected.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. W. Beinvogl
Name:	J. Hsieh	Name:	W. Beinvogl
Title:	V.P. DRAM Product Line	Title:	Senior VP and CTO Memory Products
Date:	December 23, 2003	Date:	December 17, 2003

By:	/s/ Pei Lin Pai	By:	/s/ i.V. Fleischmann
Name:	Pei Lin Pai	Name:	Fleischmann
Title:	A.U.P.	Title:	VP Bus. Dev.
Date:	December 22, 2003	Date:	December 15, 2003

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Appendix A to first Amendment to TCA
[***]
Purpose: [***].

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Appendix B to First Amendment to TCA
[***]
Scope [***]
Concept: [***]
Realization: [***]

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Second Amendment to
License and Technical Cooperation Agreement dated 13 November 2002
This Agreement is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St.-Martin-Strasse 53,
D-81669 Munich, Germany (hereinafter “IFX”),
(collectively the “Parties”).
The Parties entered into a License and Technical Cooperation Agreement (hereinafter “TCA”).
The Parties agree to change the Exhibit 15.1 Payment schedule for development cost as follows:
Definitions:
“year” means the fiscal year of IFX starting October 1st and ending September 30st
2. Adjustment of NTC Payments:
A new [***] shall be approved by the [***] latest end of [***] preceding the start of each [***] for which the [***] must be approved. The necessary [***] for such a decision of

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the [***] shall be made available for the [***] latest [***] preceding the respective [***]. In case an agreement can not be reached by the end of [***]
Target should be to [***] such [***] with the [***] reporting for the [***] related to the past year. [***] shall provide [***] for closing the [***]of the [***] within [***] time. In the event that the actual [***] for the [***] were [***] than an amount equal to [***] the [***] payments for the [***] of the [***] shall be [***] to the first [***] payment of the [***]
This Amendment shall become effective as of the date of signature by both Parties. Unless explicitly amended hereunder, all provisions of the TCA shall be unaffected.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. Beinvogl
Name:	Joseph Hsieh	Name:	W. Beinvogl
Title:	Vice President	Title:	CTO MP
Date:		Date:

		By:	/s/ i.V. Fleischmann
		Name:	Fleischmann
		Title:	VP Bus. Dev.
		Date:	March 28, 2004

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Third Amendment to
License and Technical Cooperation Agreement
Dated 13 November 2002
This amendment (“Third Amendment”) to the subject Agreement is entered into by and between Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Republic of China (hereinafter “NTC”), and Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”), (collectively the “Parties”).
WHEREAS, the Parties each now wish to amend the subject Agreement to more accurately reflect their understand regarding the definition of assignees under this Agreement;
NOW THEREFORE, in consideration of the premise and mutual covenants contained herein, NTC and IFX agree to amend the subject Agreement, as follows:
1) Amend Article 1.1 to read as follows:
1.1	“Assignees” shall mean the employees of each Party hereto, and experienced in process development, process integration, product engineering and/or designing of DRAM products, and assigned to participate in the Technical Cooperation Project to be performed at Infineon Dresden and Munich or other facilities to be mutually agreed upon by the Management Coordinators hereto. Such Assignees may include the employees of each Party’s Subsidiary, Nanya Technology-Texas, L.L.C. (“NTC-Texas”) and Infineon Technologies Corporation (“IFNA”) which located in North America. The details of the Assignees are set forth in Exhibit 1.1.
2) Add new Article 10.9, as follows:
10.9	Notwithstanding the foregoing, the obligations of both Parties on the Assignees from NTC-Texas and/or IFNA may subject to Management Coordinators’ future determination or mutually agree upon.
Unless expressly modified by this Third Amendment, all of the other provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be effective as of the date of the last of the Parties to sign below.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. Beinvogl
Name:	Joseph Hsieh	Name:
Title:	VP of DRAM Product Line, NTL	Title:
Date:	May 11, 2004	Date:	April 6, 2004

By:	/s/ Pei Lin Pai	By:	/s/ i.V. Fleischmann
Name:	Pei Lin Pai	Name:	Fleischmann
Title:	VP Global Sales	Title:	VP Bus. Dev.
Date:	May 11, 2004	Date:	May 5, 2004

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Fourth Amendment to
License and Technical Cooperation Agreement
dated 13 November 2002
This amendment (“Fourth Amendment”) to the subject Agreement is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St-Martin-Strasse 53,
D-81669 Munich, Germany (hereinafter “IFX”)
(collectively the “Parties”).
The Parties entered into a License and Technical Cooperation Agreement (hereinafter “TCA”) [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial].
It is now agreed by the Parties that IFX shall introduce [***] and [***] shall introduce its [***] as Background Technology under the TCA in order to support the [***] of the [***].
The Parties further agree that the usage of such Background Technology is, in addition to the regulations stated with the TCA, further restricted as follows: the Background Technology of IFX’s [***] shall not be used as Background Technology by NTC for manufacturing the same [***] and the Background Technology of NTC’s [***] shall not be used as Background Technology by IFX for manufacturing the same [***].
This Fourth Amendment shall become effective as of the date of signature by both Parties. Unless explicitly amended hereunder, all provisions of the TCA shall be unaffected.

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Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. Beinvogl
Name:	Joseph Hsieh	Name:
Title:	VP of DRAM Product Line	Title:
Date:	May 11, 2004	Date:	April 6, 2004

By:	/s/ Pei Lin Pai	By:	/s/ i.V. Fleischmann
Name:	Pei Lin Pai	Name:	Fleischmann
Title:	VP Global Sales	Title:	VP Bus. Dev.
Date:	May 11, 2004	Date:	May 5, 2004

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Fifth Amendment to
License and Technical Cooperation Agreement
Dated 13 November 2002
This amendment (“Fifth Amendment”) to the subject Agreement is entered into by and between Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Republic of China (hereinafter “NTC”), and Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”), (collectively the “Parties”).
WHEREAS, NTC and IFX entered into a (110 nm) License and (90/70 nm) Technical Cooperation Agreement on 13 November, 2002 (hereinafter “LTCA”), wherein the Parties have agreed to cooperate in the development of Contract Process,[***] and fabrication and testing of engineering samples and Commercial Sample; and
WHEREAS, due to the Parties intend to change the original specifications of the Contract Process [***], the original schedule for the Technical Cooperation Projects will as a result be postponed. Therefore, NTC and IFX each now wish to amend the LTCA in order to reflect the prolonged development timeframe.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, NTC and IFX agree as follows:
1.	Amend the second sentence of Article 20.1 as follows:
“In case one of the Technical Cooperation Projects is not completed by [***], or such other date mutually agreed between the Parties, both Parties agree to continue the work under such Technical Cooperation Project pursuant to the terms of this Agreement for a reasonable period up to [***] and agree to share the additionally accruing actual development and the bear their personnel costs in the ratio as per the provisions of this Agreement.”
2.	The Parties have agreed to update following Exhibits to reflect the changes made on [***] Contract Process specifications as well as to reflect the prolonged development timeframe.
Replace following Exhibits:
[***]
3.	[This section has been superseded and replaced by Article 4 of the 6th Amendment]

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4.	The headcount contribution of the Parties according to Article 10 (IFX 2/3 and Nanya 1/3) shall stay intact and unchanged.

5.	Total Cost Estimation for 90/70nm development (IFX/NTC) are reflected within the new Table 1 of the Exhibit 15.1.

6.	All capitalized terms used herein unless otherwise defined shall have the same meaning as given under the LTCA.

7.	Unless expressly modified by this Fifth Amendment, all of the other provisions of the Agreement and the Amendments thereof shall remain intact and unchanged.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be effective as of the date of the last of the Parties to sign below.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. W. Beinvogl

Name:	J. Hsieh	Name: W. Beinvogl
Title:	VP of DRAM Product Line	Title: SVP and CTO Memory Products
Date:	Dec. 10, 2004	Date:

By:	/s/ Pei Lin Pai	By:	/s/ i.V. Fleischmann

Name:	Pei Lin Pai	Name: K. Fleischmann
Title:	VP of Global Sales & Marketing	Title: VP Business Development
Date:		Date:

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Sixth Amendment to
License and Technical Cooperation Agreement
Dated 13 November 2002
This amendment (“Sixth Amendment”) to the subject Agreement is entered into by and between Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Republic of China (hereinafter “NTC”), and Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”), (collectively the “Parties”).
WHEREAS, NTC and IFX entered into a (110 nm) License and (90/70 nm) Technical Cooperation Agreement on 13 November, 2002 (hereinafter “LTCA”), wherein the Parties have agreed to cooperate in the development of Contract Process[***] fabrication and testing of engineering samples and Commercial Sample; and
WHEREAS, in order to reflect the Parties’ understanding regarding changing the original specifications of the Contract Process [***], and prolonging the original schedule for the Technical Cooperation Projects, the Parties executed the Fifth Amendment to the License and Technical Cooperation Agreement [***] (hereinafter the “Fifth Amendment”).
WHEREAS, due to the Parties further intend to add [***] into the existing Technical Cooperation Projects, therefore, NTC and IFX each now wish to amend the Fifth Amendment in order to reflect such extension.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, NTC and IFX agree as follows:
8.	Add the sheet enclosed hereto (titled as [***] right after the [***] of the [***]

9.	Add the sheet enclosed hereto (titled as [***] right after the [***] of the Fifth Amendment.

10.	Replace the [***] of the [***] with the [***] enclosed hereto (titled as [***]

11.	Due to the Additional [***] and the modified [***] the Parties have further jointly agreed on a new budget (as attached hereto) to replace the previous budget agreed upon by the Parties under Section 3 of the Fifth Amendment. For the calculation of such budget, the wafer price for a fully processed 300 mm wafer shall be [***] until [***]. Beginning with [***] the wafer price for a fully processed 300 mm wafer shall be [***] There is current understanding, that the [***] wafer starts as reflected in the budget should be sufficient for the development of the [***] until [***] considering reduced efforts based on the enabling target for the [***]. In case the Project Managers arrive at the joint

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conclusion that the wafer starts have to be increased over and above the [***]. As a part of such budget, a detailed [***] (as attached hereto as [***]) reflecting the required [***] from both parties for each individual month is hereby added into the pdf file (file name: [***]) of the [***] of the Agreement. In case the Project Managers foresee significant changes in such [***] plan during a [***] such changes have to be approved in the following quarterly [***]. The other provisions of [***] and [***] of the LTCA except otherwise provided hereunder shall [***] In addition, the Parties have agreed that due to confidentiality restrictions with [***] the [***] for such [***] will be solely performed by [***] Notwithstanding the above, the costs for such [***] will be [***] according to the LTCA. The results derived from such [***] will be made available to the [***]; provided, however, that if all or part of such results involves [***] and pursuant to the agreements between [***] and such [***] is restricted from releasing to the [***], then in such event, the non-restricted part of the results shall still be made available to the [***]; as to the restricted part, which shall be made available to the [***] only to the extent: [***]

12.	All capitalized terms used herein unless otherwise defined shall have the same meaning as given under the LTCA.

13.	Unless expressly modified by this Sixth Amendment, all of the other provisions of the Agreement and the Amendments thereof shall remain intact and unchanged.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be effective as of the date of the last of the Parties to sign below.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ i.V. Beinvogl

Name:	J. Hsieh	Name: W. Beinvogl
Title:	VP of DRAM Product Line	Title: SVP and CTO Memory Products
Date:		Date: Feb. 4th, 2005

By:	/s/ Pei Lin Pai	By:	/s/ i.V. Fleischmann

Name:	P. Pai	Name: K. Fleischmann
Title:	VP of Global Sales and Marketing	Title: VP Business Development
Date:	Jan. 25, 2005	Date: Feb. 14, 2005

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[***]

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     Addendum Exhibit 1.6:    [***]
Specification of [***] to be [***]
[***]

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[***]

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[***]

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[***]

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Seventh Amendment to
License and Technical Cooperation Agreement dated 13 November 2002
[Provisions amending solely the Joint Product Development and Product Swap
Agreement have been omitted as immaterial]
This amendment ( “Amendment” ) is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St.-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”),
(individually “Party”; collectively “Parties”).
WHEREAS, the Parties entered into a License and Technical Cooperation Agreement on 13 November 2002 (hereinafter “TCA”) [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial]
; and
WHEREAS, the Parties each now wish to exchange information in connection with the future productions of the [***] beyond the completion points defined in the above mentioned [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial] TCA ( “Information Exchange” ) .
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged
1. The Parties agree to add the following paragraphs to Article 8.8 of the TCA [Provisions

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amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial] :
1.1	Period of Information Exchange:

The information exchange will be performed upon and until (i) the [***] of the respective [***] by one Party at the [***]; or (ii) the [***] is terminated, whichever is earlier.
1.2	The Content of Information Exchange:
1.2.1	Target of Information Exchange

The target of the Information Exchange is to enable the Parties to [***] produced at the [***].
1.2.2	Items of Information Exchange

Each Party will inform the other Party on [***] and [***] impacting, (i) specification or performance of the [***] or (ii) impacting a [***]; or (iii) [***]; or (iv) [***], with reference to the [***]

This information on changes refers to
(1)	(defined in accordance to [***] changes affecting the [***], which are therefore [***] Changes of this category have to be approved by the [***]

(2)	changes not having impact on [***], but falling into a criteria list agreed between Nanya and Infineon. Changes of this [***] do not require approval by the [***]
1.2.3	Detail Content of Information Exchange
The detailed content of the Information Exchange is defined in accordance with [***]
1.2.4	Reasonable Efforts
The bidirectional Information Exchange shall be performed with reasonable efforts by each Party targeting a balanced contribution by

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the Parties. The contribution shall within a reasonable timeframe considered to be balanced.
2.	The confidential provisions under the TCA [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial] shall remain in full force and effect.

3.	Unless expressly modified by the Amendment, all of the other provisions of the TCA, its amendments [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial] shall remain in full force and effect.
IN WITNESS WHEREOF, the Amendment shall become effective as of the last date of signature by the Parties below.

NTC:	IFX:

Nanya Technology Corporation		Infineon Technologies AG

Date:	April 4, 2006	Date	April 4, 2006

By:	/s/ Joseph Hsieh	By:	/s/ Frank Prein

Name:	Joseph Hsieh	Name: Frank Prein
Title:	Sr. Vice President	Title: Senior Vice President

		By:	/s/ Rudolf von Moreau

Name: Rudolf von Moreau
Title: Senior Director

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Appendix A to Seventh Amendment to TCA and the [***]
[***]
Purpose: Facilitate [***] on [***] technology and [***] and [***] products established by [***] at their respective sites for the purpose of enabling the Parties to achieve the [***] Establish [***]. Discussed and exchanged are
Important [***] if relevant for [***] until achieving [***] if relevant for [***] if relevant for [***] or [***] or if needed for a harmonized monitoring of [***]

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Appendix B to Seventh Amendment to TCA [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial]
Scope of [***]
1. Scope : [***] learning to ensure [***] of memory components.
[***] for the exchange of the below mentioned topics:
[***] [***] -agree on [***]
[***] Information about [***] of the [***] as well as of the [***]
[***] of [***] of the [***] as well as of the [***]
[***] such as exchange of [***] to verify on more [***]
[***] (as long as [***] allows)

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Appendix C to Seventh Amendment to TCA [Provisions amending solely the Joint Product Development and Product Swap Agreement have been omitted as immaterial]
[***]

Scope : [***]

Purpose: [***] established by [***] within the [***] for the purpose of enabling the Parties to achieve the [***] as long as the [***] by the Parties at the [***] an [***] on important coverage related items in [***] is intended, as long as the [***] by the Parties at [***] when [***] is introduced to [***]
for reference: this procedure is already established for the [***]

[***]
Scope: Due to further joint activity at [***] until end of [***] was performed: [***]

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Eighth Amendment to
License and Technical Cooperation Agreement dated 13 November 2002
This amendment ( “Amendment” ) is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St.-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”),
(individually the “Party”; collectively the “Parties”).
WHEREAS, the Parties entered into a License and Technical Cooperation Agreement on 13 November 2002 (hereinafter “TCA”)
WHEREAS, the Parties each now wish to perform additional development activities related to further improvement on the [***] or the developed Contract Process based on the single work function devices upon and after the occurrence of the qualification point as defined under Article 8.8 of the TCA (hereinafter referred as to as the “Additional Activities”);
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.	Insert the following provisions into TCA:
1.1.	It is now agreed by the Parties that beyond the qualification point as defined

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under Article 8.8. of the TCA, the Additional Activities shall be performed by the Parties.

1.2.	The Additional Activities shall be provided as Services as defined under Article 1.24 of the TCA.
1.2.1.	All results out of the Additional Activities are covered by Foreground Technology of the relevant Articles of the TCA with respect to usage and confidentiality aspects.

1.2.2.	The cost sharing is handled according the relevant Articles as Services as defined under the TCA.
1.3.	Detail Additional Activities:
1.3.1.	The detail Additional Activities agreed on are listed in Appendix A.

1.3.2.	Upon the mutual decision by the Project Managers of the Parties, working packages and targets of the Additional Activities can be modified, and further activities can be added or activities can be cancelled.
1.4.	As the Additional Activities are related to the development status of Contract [***] Process as of qualification point, the duration of the Additional Activities is limited to a maximum timeframe of [***] after qualification point. However, the Parties agree that the aforesaid limited period may be extended in written by the Management Coordinators of the Parties.
2.	The confidential provisions under TCA shall remain in full force and effect.

3.	Unless explicitly amended hereunder, all provisions of the TCA, its amendments shall be unaffected.

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IN WITNESS WHEREOF, this Amendment shall become effective as of the last date of signature below by the Parties.

Nanya Technology Corporation		Infineon Technologies AG

Date:	8/30/2005	Date	8/30/2005

By:	/s/ Joseph Hsieh	By:	/s/ i.V. F. Prein

Name:	Joseph Hsieh	Name: Frank Prein
Title:	Vice President	Title: Senior Vice President

		By:	/s/ i.V. Fleischmann

Name: Klaus Fleischmann
Title: Vice President

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Ninth Amendment to
( 110nm ) License and ( 90/70nm ) Technical Cooperation Agreement Dated 13
November 2002
This amendment (“Amendment”) is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”),
(individually “Party”; collectively “Parties”).
WHEREAS, NTC and IFX entered into a (110 nm) License and (90/70 nm) Technical Cooperation Agreement on 13 November, 2002 (hereinafter “TCA, wherein the Parties have agreed to cooperate in the development of Contract Process, design of Contract Products and fabrication and testing of engineering samples and Commercial Sample; and
WHEREAS, due to the Parties further intend to [***] into the existing Technical Cooperation Projects, therefore, NTC and IFX each now wish to amend the TCA in order to reflect such extension; and
WHEREAS, due to the Parties further intend to [***] into the existing Technical Cooperation Projects, therefore, NTC and IFX each now wish to amend the TCA in order to reflect such extension; and
WHEREAS, the Parties have the joint understanding that both [***] shall be developed in the most efficient way regarding to development milestone achievement and development cost.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, NTC and IFX agree as follows:
1. Insert the following exhibits into the TCA :
     [***]
     1.3 A budget for the [***] and the [***] is attached in [***]
     1.4 A milestone plan for the [***] and the [***]
     1.5 A headcount plan for [***] and the [***]

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2. Insert the following provisions into Article 15 of the TCA:
2.1	Cost Sharing for the [***]:

The Parties shall share for the [***] the [***] and [***], except for [***]shall be shared [***] The [***] of the Parties in accordance to [***] shall [***] The [***] portion of the [***] activity is not part of the [***] and is handled according [***]

2.2	Cost Sharing for the [***]:

The Parties shall share for the [***] all [***] and [***] by [***] of the Parties in accordance to [***] shall stay intact and unchanged. The [***] of the [***] is not part of the [***] and is handled according [***]
3. Calculation of the Development Cost for [***]:
For the calculation of the development cost for the [***] following modifications with reference to the relevant articles of the TCA are agreed:

i)	the [***] for a fully processed 300 mm wafer shall be [***] for wafers started until [***] of the [***] All wafers started after [***] of the [***] shall be calculated with a wafer price of [***].

for all [***] originated at [***] following fixed cost rates are agreed: [***]. In case one Party can not fulfill its Joint Development Project headcount contribution share the shortfall will be calculated for each monthly accounting period to the other Party based on the fixed salary portion cost rate of [***] The [***] will be accumulated for each [***] and reimbursed within the [***] according [***] after the [***]

ii)	for all [***] originated at development sites at [***]
4. Calculation of the Development Cost for [***]
For the calculation of the development cost for the [***] following modifications with reference to the relevant articles of the TCA are agreed:

i)	the wafer price for a fully processed 300 mm wafer shall be [***] for wafers started until [***] of the [***]. All wafers started after[***] of the [***] shall be calculated with a wafer price of [***].

ii)	for all [***] originated at US [***] following fixed cost rates are agreed: [***] In case one Party can not fulfill its [* * *] the shortfall will be calculated for each monthly accounting period to the other Party based on the fixed salary portion cost rate of [***]. The [***] will be[***] for each [***] and reimbursed within the [***] according [***] after the [***]

iii)	for all [***] originated at development sites at [***] the standard accounting scheme based on the TCA and implemented for the running [***] is applied.
5. Qualification Requirement:

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The Parties have agreed, that the [***] for the [***] and the [***] are completed with the fulfillment of the [***] as set by the [***] based on the definitions of [***] and [***] on component level. A [***] is currently not in the [***]. Latest at the checkpoint [***] the Parties will decide on conditions for a potential extension of the [***] and [***] towards [***] based on [***].
    6. Development Location for [***]
The MC’s will mutually decide on the final location for all [***]
    7. Meeting Minutes:
For clarification purpose only on how the set up of the development for the [***] and [***] shall be operated, the joint minutes from the meeting dated [***] are attached. In case this Amendment, the TCA and the other amendments thereof are conflictive to the meeting minutes, this Amendment shall prevail.
    8. Capitalized Terms:
All capitalized terms used herein unless otherwise defined shall have the same meaning as given under the TCA.
    9. Confidential Obligation:
The confidential provisions under TCA shall remain in full force and effect.
    10. Miscellaneous :
Unless explicitly amended hereunder, all of the other provisions of the TCA and its amendments thereof shall remain intact and unchanged.
11. Support from NTC employees and NTC US employees at [***] hereby represents that any NTC employee or employee of [***], who will, upon agreement of the Program Managers, support the [***] or the 1G [***] or other running [***] at the [***], will abide by the confidentiality and document handling provisions of the TCA as well as by the safety and site regulations applicable at [***]
IN WITNESS WHEREOF, the Parties have caused this Amendment to be effective as of the date of the last of the Parties to sign below.

Nanya Technology Corporation		Infineon Technologies AG

By:	/s/ Joseph Hsieh	By:	/s/ Frank Prein

Name:	Joseph Hsieh	Name: Frank Prein
Title:	Vice President	Title: Senior Vice President
Date:	April 30, 2006	Date: April 30, 2006

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By:	/s/ Rudolf von Moreau

Name: Rudolf von Moreau
Title: Senior Director
Date: April 30, 2006

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Addendum Exhibit 1.6.: [***]
Product Specification of [***]
Technology:	[***]
[***]

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Exhibit 8.4.1: Schedules for [***]
[***]

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Exhibit 15.1.1.: Budget for [***] and [***]
[***]

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Exhibit 1.1.1.: [***]
[***]

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Attachment: Meeting Minutes from the meeting dated [***](please see further decision on [***]
[***]

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Tenth Amendment to
License and Technical Cooperation Agreement dated 13 November 2002
This Agreement is entered into by and between
Nanya Technology Corporation, a company legally established under the laws of the Republic of China and having its head office at Hwa-Ya Technology Park 669, Fuhsing 3rd Road, Kueishan, Taoyuan, Taiwan, Republic of China (hereinafter “NTC”),
and
Infineon Technologies AG, a company legally established under the laws of Germany and having its head office at St.-Martin-Strasse 53, D-81669 Munich, Germany (hereinafter “IFX”),
(collectively the “Parties”).
WHEREAS the Parties entered into a License and Technical Cooperation Agreement (hereinafter “TCA”)
WHEREAS the Parties wish to amend the TCA, to reflect the Parties understanding on the revised approach of how [***] will execute their [***] right granted under [***] for the [***]
WHEREAS the Parties wish to correct a typo in [***]
NOW THEREFOR the Parties agree as follows:
13.5.1.	Have Made provisions for Nanya [***]: Nanya’s rights to have made products, as granted in [***] shall be replaced by the following provision which shall exclusively set forth [***]
Nanya shall be entitled to receive from Infineon or from Infineon’s existing foundry partners [***] of such foundry capacity volume, which Infineon may receive by exercising its right to have made products under the Foreground Technology of this Agreement in addition to the foundry volumes it receives from such foundry partners as per December 06. Nanya shall be entitled to receive from Infineon or from Infineon’s foundry partner [***] of the foundry capacity volume, which Infineon may receive from foundry partner(s) with whom Infineon has off March 01, 2006 has not

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yet entered into any contractual agreements to exercise its right to have made products under the Foreground Technology of this Agreement.
Should such [***] be willing to provide only [***] with [***] for such products, then [***] shall provide an equivalent component volume to such [***].
Infineon’s total obligation to provide 90 nm foundry capacity with Nanya shall be capped at [***] of Infineon’s overall 90 nm foundry capacity.
Any such [***] for [***] shall be accounted towards [***] for the purpose of the provisions set forth in the [***] which provisions are attached and incorporated herein as [***].
[***] shall inform [***] before the exercise of such [***] rights about the [***] of such [***] rights.
As soon as the details of the relationship between any individual [***] and [***] are finally negotiated, such details shall be fixed in an Appendix, agreed upon between Nanya and Infineon, which shall become a part of this Amendment.
13.5.2.	Have Made provisions for Nanya for the [***] rights to [***] as granted in [***] shall be replaced by the following provision which shall exclusively set forth [***].
Nanya shall be entitled to receive from Infineon or from Infineon’s foundry partner [***] of the foundry capacity volume, that Infineon receives from its foundry partners by exercising its right to have made products under the Foreground Technology of this Agreement. [***].
[***] Any such [***] for [***] shall be accounted towards [***] for the purpose of the provisions set forth in the [***] which provisions are attached and incorporated herein as [***].
[***] shall inform [***] before the exercise of such [***] rights about the [***] of such [***] rights.
As soon as the details of the relationship between any individual [***] and [***] are finally negotiated, such details shall be fixed in an Appendix, agreed upon between Nanya and Infineon, which shall become a part of this Amendment.
Any such [***] for [***] shall be accounted towards [***] for the purpose of the provisions set forth in the [***] which provisions are attached and incorporated herein as [***].

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NOW THEREFOR the Parties agree as follows:
[***] shall be changed as follows to reflect the correction of a typo:
Replace [***] eight inch equivalent wafer starts per week by [***] eight inch wafer starts per month
This Amendment shall become effective as of the date of signature by both Parties. Unless explicitly amended hereunder, all provisions of the TCA and its Amendments shall be unaffected.

Nanya Technology Corporation		Infineon Technologies AG

Date:	March 22, 2006	Date:	March 22, 2006

By:	/s/ Joseph Hsieh	By:	/s/ Frank Prein

Name: Joseph Hsieh		Name: Frank Prein
Title: Vice President		Title: Senior Vice President

		By:	/s/ Rudolf von Moreau

Name: Rudolf von Moreau
Title: Senior Director

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Exhibits to
(110 nm) License and (90/70 nm) Technical Cooperation
Agreement

Exhibit 1.1:	Assignees	72

Exhibit 1 .4:	Definition of Commercial Samples	75

Exhibit 1.5:	Contract Process	76

[***]	[***]	45

Exhibit 1.9:	Know How Package (110 nm)	82

Exhibit 1.16:	110nm Technology (Licensed)	82

Exhibit 1.17 A	[***]	82

Exhibit 1.17 B	[***]	82

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Exhibit 1.19:	Nanya 120nm Technology	82

Exhibit 1.24:	Service	83

Exhibit 1.26:	Shipment Qualification Requirements	84

Exhibit 2.4:	Specification + Time Schedule for Development of Licensed Nanya Product (110nm)	85

Exhibit 8.4:	Schedules for Development Project	85

Exhibit 8.11:	Technical Documentation	86

Exhibit 9.1:	Management Coordinator, Project Coordinator, Technical Coordinator	88

[***]	[***] General Terms and Conditions for [***]	90

Exhibit 13.5:	Provisions of Addendum to MoU	91

Exhibit 14.1:	Net Income Licensing	92

Exhibit 15.1:	Payment Schedule for Development Costs	93

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Exhibit 1.1:	Assignees
Number and qualification of assignees
STAFFING REQUIREMENTS
Staffing requirements for engineering and engineering management for the development projects have been estimated at the levels and in the disciplines indicated in the tables below. This effort is directed at the development of leading edge semiconductor fabrication processes and will require highly skilled people to be successfully realized. All assignees shall have sufficient working knowledge of the English language. These skills shall be sufficient to support the Development Projects in a way defined in paragraph 8.9. Only resources identified in this Exhibit 1.1 will be counted toward the PARTIES’ obligation.
This Exhibit 1.1 may be modified and exceptions to its provisions shall be only by agreement of the Management Coordinators. Notwithstanding the previous sentence, the distribution of skills and assignments is the responsibility of the Project Managers.
The following are the staffing requirements for the JD of 90nm and 70nm.
The following table contains the estimated staffing plan for the full contractual period.
Infineon and Nanya shall meet the [***] rule of the staffing requirements.
In the case that the staffing exceeds the annual staffing plan as approved by the management coordinators, the further procedure shall be mutually agreed by the Management Coordinators.
[***]
The Staffing requirements shall be met by the parties with employees located in IFX DD or Infineon Munich.
The following is a guideline for the approximate skill mix requirements for each area set forth above. The specific skill mix for each area must be approved by the Project Managers. The Project Managers shall decide if Technicians should be taken into consideration.

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Lead Engineer-	[***]
Experienced Engineer-	[***]
Engineer-	[***]

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For purposes of this Exhibit 1.1, the following skill definitions shall apply:
LEAD ENGINEERS:*
EXPERIENCE: Greater than or equivalent to 5 years of advanced CMOS process development, device design experience, product design experience, product test experience, or DRAM related experience. Recognized expert in appropriate area.
EDUCATION: Bachelor’s degree or equivalent.
DECISION MAKING: Drives a major element of the DEVELOPMENT PROJECT.
RELATIONSHIPS: Plans own work and that of others. Makes presentations to engineers and management.
RESPONSIBILITIES: Technical direction — work structure and approach — directs work of others.
EXPERIENCED ENGINEER:*
EXPERIENCE: Greater than or equivalent to 2 years of advanced CMOS process development or device design experience , product design experience, product test experience, or DRAM related experience.
EDUCATION: Bachelor’s degree or equivalent.
DECISION MAKING: Plans for and executes a sub-element of the DEVELOPMENT PROJECT.
RELATIONSHIPS: Plans own work — makes presentations to engineers and management.
RESPONSIBILITIES: Process development or device design — plans and executes work.
ENGINEERS:
EXPERIENCE: Involved at Parties Semiconductor development before assigned to the development project.
EDUCATION: Bachelor’s degree or equivalent.
DECISION MAKING: Evaluates or executes specific process modules
RELATIONSHIPS: Work with experienced engineers.

*	Note: PhD in appropriate semiconductor technology, circuitdesign, or DRAM related subject will count as 2 years experience.

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Exhibit 1.4: Definition of Commercial Samples
Commercial samples have to be produced with a defined and frozen process which is representative for volume shipments hereafter.
The process and the product has to be qualified according to the agreed procedures and it has to be demonstrated that the process and product is able to fulfil the agreed quality and reliability requirements or a risk assessment has to be given that, based on the available data, the process and product most likely fulfil the requirements.
Commercial samples have to fully comply with the corresponding data sheet or an errata sheet has to be added to the samples shipment and the customer has to be properly informed about the deviations.

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Exhibit 1.5:	Contract Process

Specification of
— 90nm process
— 70nm process

90nm Contract Process
CELL:                     High density trench-type cell

LITHOGRAPHY:	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

70nm Contract Process
CELL:                     High density trench-type cell

LITHOGRAPHY:	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]
[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Exhibit 1.6:	[***]

[***]

[***]

[***]	[***]

[***]	[***]

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[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]

[***]	[***]
[***]
[***]
[***]
[***]

[***]

[***]

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[***]

[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]

[***]	[***]
[***]
[***]
[***]

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[***]

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Exhibit 1.9: [***]
[***]
Exhibit 1.16: [***]
[***]
Exhibit 1.17 A: [***]
[***]
Exhibit 1.17 B: [***]
[***]
Exhibit 1.19: [***]
[***]

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Exhibit 1.24: Services
A.           Services
Examples of Services include:
[***]
B. Exceptions to Services Know How
The Technical Cooperation Project will receive services and all results thereof, but [***] to the Technical Cooperation Project, however the items listed below shall be subject to the following regulation:
The items: (i) [***] (ii) [***] (iv) [***] (v) [***] are not included as [***] shall not have [***] of these [***] or [***] shall have right to [***] to its [***] These [***] shall either; (i) [***], or, (ii) if it is [***] it will be make [***]
[***]
In summary, [***]
[***]

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Exhibit 1.26: Shipment Qualification Requirements
[***]
[***]
[***]
Purpose: [***]
Method: [***]
Tests to be performed include: [***]
[***]
Purpose: [***]
Method: [***]
Measurements to be performed include: [***]

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Exhibit 2.4: [***]
[***]
Exhibit 8.4: [***]
[***]

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Exhibit 8.11: Technical Documentation
The following documentation will be available to [***] in accordance to [***] including any intermediate or preliminary form of such documentation as available and requested and agreed upon [***] The detailed list of technical documents shall be [***]
It is acknowledged that if a [***] is ended before completion of the last [***] as defined in [***] the [***] will agree which documentation shall be excluded from [***].
The technical documents shall be [***] It is the [***] to compile necessary documentation. However, due to confidentiality or other limitations on certain information, access to certain information may require assistance of [***].
Information shall be made available electronically to facilitate transfer of such information in an efficient manner. Only if agreed upon by the [***] other means will be applied. Considering the fact that the electronic media is easy to modify and transfer. [***] shall determine the method of managing these documents.
[***]
[***]
[***]
[***]
[***]
[***]
Technical information shall basically contain the [***] and [***] and also include [***]
[***]
     [***]
[***]
     [***]
          [***]

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[***]
     [***]
[***]
     [***]
[***]
     [***]
[***]
     [***]

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Exhibit 9.1: Management Coordinator, Project Coordinator, Technical Coordinator
                                        DEFINITION OF RESPONSIBILITIES
For the Management Coordinator:
-      Approve the [***]
-      Resolve [***]
-      Approve the [***]
-      Resolve such other items as the Management Coordinator deems appropriate with the other Management Coordinator or as indicated
       elsewhere in the Agreement as requiring the agreement of the Management Coordinators.
-      Approve [***]
-      Approve [***]
-      Approve [***]
-      Approve [***]
[***]
For the Project Managers:
[***]
-      Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]
      -                                    Responsible for [***]
      -                                    Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]

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-      Responsible for [***]
-      Responsible for [***]
      -                                    Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]
-      Responsible for [***]
For the Technical Coordinator:
-      Responsible for [***]
-      Responsible for [***]
Assigned Management Coordinators / Project Managers / Technical Coordinators:
(1)	Management Coordinators [***]

(2)	Project Managers: [***]

(3)	Technical Coordinators: [***]

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Exhibit 10.2: General Terms and Conditions for [***]
Basic assumptions:
[***]
[***]
[***]
legal status:
[***]
[***]
[***]
[***]
costs & reimbursements:
[***]
[***]
others:
[***]

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Exhibit 13.5: Provisions of Addendum to MoU
1.	NTC and IFX agree that in case NTC [***] NTC shall either (i) [***] or (ii) [***]

2.	NTC and IFX agree that the [***] shall be made by applying a [***] shall be subject to the negotiation of the definitive agreements.

3.	[***] is interested in [***] a [***] in [***] in [***] agrees that after [***] of the [***] and the start of the [***] will [***] the [***] and [***].

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Exhibit 14.1: Net Income from Licensing
The term “Net Income” shall mean any [***]
[***]
For the purpose of the above, [***]

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Exhibit 15.1: Payment Schedule for Development Costs
[***] details the [***] also includes [***]
[***] of these costs will be invoiced from IFX to NTC upon effective date of the [***] repectively upon the start of the [***] shall execute [***] of its share of these cost on the [***] following the [***] of this agreement, or [***].
[***]
[***]
[***]
[***]
[***]
The estimated budget includes the following general cost categories;
[***]
[***] include but are not limited to [***] as well as all other [***] directly related to the [***]
[***] and the [***] does not include the [***] and [***] caused by the [***] The respective responsible PARTIES will [***]
[***] will establish a separate accounting center and the costs will be directly invoiced to [***]
[***] does not include a [***] if the [***] for the [***] and [***]

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Financial Reporting Procedure
for the Development Project for Estimated Development Cost
1. Financial Reporting Procedure
[***]
The [***] for the [***] for the [***] is planned [***] and approved by the [***]
The [***] serves as the basis for [***]
[***]
[***]
As soon as practicable after the end of every [***] shall provide [***] for the total [***]
[***]
[***]
[***]
[***]
[***]
In the [***] the [***] will be converted from [***] into [***] at the [***] set by the [***] at the closing of the [***] of the respective [***]. The resulting actual [***] will be reconciled with the [***] received from NTC under the Payment Schedule in Table 2.
Payment Schedule for Estimated Development Cost
     Budget and Payment Amendment and Adjustment for the Development Project
1. Payment Procedure

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INFINEON shall initially cover all expenses required to perform the [***] as described in the budget in Table 1.
NTC shall reimburse INFINEON for its [***] share of all of such expenses covered by INFINEON, by making payments to INFINEON in accordance with the schedule of quarterly amounts pursuant to Table 2.
NTC shall pay to INFINEON the amounts set forth in Table 2 in US $ by the dates specified in such table without any [***] from INFINEON. In addition. NTC will have to [***] who will be [***]
[***]
Table 2: [***]
[***]
[***]
2. Adjustment [***] Payments
As early as possible in each year [***] from [***] through [***] the [***] shall review the [***] for the [***] for the [***] of the [***]
In the event that the [***] for the [***] were [***] than [***] to [***] the NTC payments for the [***] of the difference shall be credited to [***] for the [***] and the [***] of its [***] for the [***] shall be adjusted accordingly.
A potential adjustment of the [***] pursuant to [***] can also be made after the [***] of [***] in light of the [***] of the [***] or alternatively with the approval of a [***]
If said [***] agree on an [***] in the [***] and/or [***] said [***] shall agree the resultant payment schedule to in writing.

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If no [***] is reached by said [***] on such an adjustment NTC shall continue to make [***] to INFINEON in accordance with Table 2.
As early as possible after the [***] of the [***] shall meet to review the [***]
In the event that the [***] for the [***] of the [***] were [***] an amount [***] to [***] for the [***] of the [***] of this [***] shall be refunded at the end of the [***]
In the event that the [***] exceeded an amount equal to [***] for the [***] of the [***] within [***] days of receipt of an invoice therefore issued by [***]
3. Dispute Resolution
In the event of a disagreement among the PARTIES, the matter shall be resolved by [***]
[***] of said [***] may receive the [***] from appropriate [***] of the [***] for [***] and other [***]

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